united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Tim Burdick, Ultimus Fund Solutions, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

December 31, 2023

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris/Crabel Multi-Strategy Fund

Advised by:
Altegris Advisors, LLC
1200 Prospect, Suite 400
La Jolla, CA 92037

800.828.5225 | WWW.ALTEGRIS.COM

Letter to Shareholders

Annual Report
for Altegris Mutual Funds

Altegris/Crabel Multi-Strategy Fund

Dear Investor:

The Fund’s strategy began live trading on July 19, 2023, and finished the calendar year 2023 -0.43% in the class I shares compared to +2.47% for the BofA ML 3-Month T-Bill Index, -2.21% for the SG Trend Index, and +5.49% for the S&P 500 Index.1,2

The Altegris/Crabel Multi-Strategy Fund is an actively managed mutual fund that seeks to participate in the upside of traditional markets while mitigating downside losses, making it suitable for various market conditions or all-weather participation. The Fund employs a combination of strategies to achieve its objectives.

The Tactical Futures Strategy, a quantitative and systematic strategy involving both long and short positions in global asset classes, is a core component. This strategy is designed to adapt to changing market conditions. The Strategic Long Equity strategy is another core component that provides long US equity exposure accessed via S&P 500 futures contracts. Lastly, the Strategic Long in Fixed Income and Collateral is managed using US Treasury Bills.

The Fund allocates its capital to Crabel Capital Management (“Crabel”), a Los Angeles-based alternative investment firm with assets under advisement of $6.1B as of December 31, 2023. Crabel manages the Tactical Futures Strategy by allocating to its Tactical Response Program and the Strategic Long Equity Strategy by allocating to S&P 500 Futures. Crabel’s Tactical Response Program combines two Crabel portfolios: Advanced Trend and Contra. It is designed to offer trend-following exposure with defensive positioning that seeks to provide rapid response through declining equity markets. Advanced Trend employs multiple price-based strategies engineered to identify and potentially profit from continuations in price movement across global markets. Contra provides enhanced responsiveness around equity inflection points and equity market weaknesses that can be challenging for trend models.

The fixed income portion of the Fund’s portfolio is allocated to US Treasury Bills, managed by the Advisor.

[1]	The Fund launched on December 30, 2022 but was uninvested until July 18th 2023 with the first performance print occurring July 19th, 2023. For the period January 1, 2023 until December 31, 2023 the Fund was -0.53%.

[2]	For the purposes of this letter, only performance for the live trading period beginning on July 19, 2023 through the end of the year will be discussed.

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Figure 1: Fund Exposure by Strategy | As of December 31, 2023 (unaudited)

Historically uncorrelated component strategies combine to target all-weather participation.

*	Short for correlation. No level of diversification or non-correlation can ensure profits or guarantee against losses.

Fund Performance Summary

As seen in Figure 2 (below), for the twelve months ended December 31, 2023, the Fund’s Class I and Class A (at NAV) shares returned -0.53 and -0.53%, respectively, while the BofA Merrill Lynch 3 Month T-Bill Index returned 5.04%. The Fund’s net assets under management were approximately $3.5 million as of December 31, 2023.

Figure 2: Altegris/Crabel Multi-Strategy Fund Performance Review

January 1, 2023 – December 31, 2023

				Quarterly Returns
	1-Year	Since Live Trading*	Since Inception*	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Class I (NAV)	-0.53%	-0.43%	-0.53%	0.17%	-0.50%	0.20%	-0.40%
Class A (NAV)	-0.53%	-0.13%	-0.53%	0.17%	-0.30%	0.10%	-0.50%
BofA ML 3-Month T-Bill Index	5.04%	2.47%	5.03%	1.37%	1.32%	1.18%	1.08%
Class A (max load)***	-6.25%	-5.86%	-6.23%	-5.62%	-6.03%	-5.68%	-6.22%

*	Inception date for Class A and Class I was December 30, 2022. The Fund launched on December 30, 2022 but was uninvested until July 18th 2023 with the first performance print occurring July 19th, 2023

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

4013-NLD-02132024

Performance for periods of less than one year is not annualized. The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.54% for Class A and 2.29% for Class I.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until August 31, 2024, to ensure that total annual Fund operating expenses will not exceed 1.99% and 1.74% of average daily net assets attributable to Class A and Class I shares, respectively, subject to possible recoupment in future years.

The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Drivers of Fund Performance

The Altegris/Crabel Multi-Strategy Fund posted a loss of -0.43% in the class I shares from July 19, 2023 (“Live Trading Inception”) until December 31, 2023. Currencies and fixed income made the most significant losses, while stock indices and commodities made gains. From a strategy perspective, the Tactical Futures strategy made losses in what proved to be a challenging environment for quantitative momentum-based approaches. However, the Strategic Equity and Collateral Management strategies almost provided enough gains to offset these losses.

As markets shifted into risk-on mode midway through the fourth quarter, long positions in the S&P 500 and NASDAQ 100 Index contracts led stock index trading. Long positions in the German DAX Index and VIX Index detracted, but not enough to offset gains elsewhere. Commodity trading was also net profitable for the Fund, albeit to a smaller extent. Long positions in heating oil and gold were most profitable in the sector while trading in natural gas and gasoline produced losses.

Unfortunately, fixed income trading generated losses as expectations for rate cuts adversely affected the Fund’s short positioning in fixed income during Q4. The 20Y US Treasury and EURO-Buxl made the most significant losses. Similarly, in currency trading a weaker US dollar at the end of the year adversely affected long positions vs foreign currencies – namely the Polish zloty and the Singapore dollar. Several non-USD-denominated currency crosses were also negative, offsetting gains from long positions in Swedish Krona and Japanese Yen.

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Figure 3: Performance Contribution by Sector | July 19, 2023 – December 31, 2023 (unaudited)

Past performance is no guarantee of future results. The data is estimated and obtained from the Fund administrator, who relies on third parties, including managers, clearing firms, and exchanges, to provide data. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of fewer than two years at inception.

Outlook

The U.S. economy resembles a ball delicately balanced atop a hill with only a slight nudge required to send it rolling down either side of the hill. Being open-minded and prepared for the full spectrum of possibilities is paramount. The potential resurgence of inflation leaves long-duration bonds vulnerable, especially if the labor market remains resilient and wage growth persists. The possibility of a significant economic downturn or “hard landing”– characterized by a notable slowdown and potential recession has not disappeared. We surmise that we are navigating a novel economic regime distinct from the past two decades and characterized by shorter, more volatile economic cycles. While market volatility can create short-term challenges, we remain committed to our all-weather approach and confident in our ability to navigate whatever the future may bring.

We look forward to continuing to serve our investors and delivering potentially strong and diversifying returns in the quarters and years to come.

4013-NLD-02132024

Sincerely,

Matt Osborne
Chief Investment Officer
Portfolio Manager

INDEX DEFINITIONS

The SG Trend Index is an equal-weighted index reconstituted annually. It calculates the net daily rate of return for a group of 10 trend-following CTAs selected from the largest managers open to new investment.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily, and the index’s base date is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

NASDAQ 100 Index. The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. No security can have more than a 24% weighting. The index was developed with a base value of 125 as of February 1, 1985. Prior to December 21,1998 the Nasdaq 100 was a cap-weighted index.

DAX Index. The German Stock Index is a total return index of 40 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation. The DAX has a base value of 1,000 as of December 31, 1987. As of June 18, 1999 only XETRA equity prices are used to calculate all DAX indices.

VIX Index. The VIX Index is a financial benchmark designed to be an up-to-the-minute market estimate of the expected volatility of the S&P 500® Index, and is calculated by using the midpoint of real-time S&P 500 Index (SPX) option bid/ask quotes.

EURO-Buxl. Futures contracts on notional long-term debt instruments issued by the Federal Republic of Germany with remaining terms to maturity of 24 to 35 months.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

4013-NLD-02132024

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Correlation. Correlation is a statistic that measures the degree to which two variables move in relation to each other and has a value between +1 and -1.

4013-NLD-02132024

Altegris/Crabel Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for the periods ended December 31, 2023, compared to its benchmarks:

		Fund Inception
	One Year	December 30, 2022
Altegris/Crabel Multi-Strategy Fund - Class A	(0.53)%	(0.53)%
Altegris/Crabel Multi-Strategy Fund - Class A with load **	(6.25)%	(6.25)%
Altegris/Crabel Multi-Strategy Fund - Class I	(0.53)%	(0.53)%
ICE BofA Merrill Lynch 3-Month Treasury Bill Index***	5.04%	5.04%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated December 27, 2022, are 2.54% and 2.29% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The ICE BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment | December 30, 2022– December 31, 2023

Past performance is not necessary indicative of future results.

Top Ten Holdings as of December 31, 2023^	% of Net Assets
Short-Term Investments	77.3%
Other Assets less Liabilities - Net	22.7%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS/CRABEL MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023

Principal		Discount Rate
Amount ($)		(%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 77.3%
	U.S. TREASURY BILLS — 68.8%
2,400,000	United States Treasury Bill (Cost $2,396,640)(a)	4.2765	01/11/24	$2,396,864

Shares
	MONEY MARKET FUNDS - 8.5%
296,761	First American Government Obligations Fund, Class X, 5.28% (Cost $296,761)(b)			296,761

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,693,401)			2,693,625

	TOTAL INVESTMENTS - 77.3% (Cost $2,693,401)			$2,693,625
	OTHER ASSETS IN EXCESS OF LIABILITIES- 22.7%			789,785
	NET ASSETS - 100.0%			$3,483,410

OPEN FUTURES CONTRACTS

Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
1	CBOE Volatility Index Future(d)	02/14/2024	$15,295	$65
1	CBOT Wheat Future(d)	03/14/2024	31,400	1,437
8	CME E-Mini Standard & Poor’s 500 Index Futures	03/15/2024	1,927,999	40,749
1	COMEX Gold 100 Troy Ounces Future(d)	02/27/2024	207,180	2,440
1	COMEX Silver Future(d)	03/26/2024	120,430	(3,020)
3	E-mini Dow Jones Industrial Average Index Futures	03/15/2024	570,180	14,585
1	Eurex 30 Year Euro BUXL Future	03/07/2024	156,458	(2,924)
7	Eurex EURO STOXX 50 Future	03/15/2024	351,082	(2,668)
2	Eurex EURO STOXX Banks Index Future	03/15/2024	13,160	(22)
2	Eurex Stoxx Europe 600 Futures	03/15/2024	52,970	(312)
4	Euro-BTP Italian Bond Futures	03/07/2024	526,165	(1,704)
1	Euronext CAC 40 Index Future	01/19/2024	83,407	(1,136)
2	EUX Short term Euro-BTP Futures	03/07/2024	235,482	1,733
1	French Government Bond Futures	03/07/2024	145,187	(411)
2	FTSE 100 Index Future	03/15/2024	197,761	2,608
1	ICE US Mini MSCI EAFE Index Futures	03/15/2024	112,620	4,385
3	KFE 10 Year Treasury Bond Future	03/19/2024	267,429	1,153
3	KFE 3 Year Treasury Bond Future	03/19/2024	244,090	178
2	Montreal Exchange S&P/TSX 60 Index Future	03/14/2024	383,526	6,447
1	NYBOT CSC C Coffee Future(d)	03/18/2024	70,613	(2,025)
2	OML Stockholm OMXS30 Index Future	01/19/2024	47,625	244
1	OSE Gold Future(d)	10/28/2024	66,809	(101)
3	OSE Nikkei 225 mini Future	03/07/2024	71,178	405
1	SFE S&P ASX Share Price Index 200 Future	03/21/2024	129,243	1,337
2	SGX Asiaclear TSI Iron Ore CFR China 62% FE Fines(d)	02/29/2024	27,748	258

See accompanying consolidated notes to financial statements.

ALTEGRIS/CRABEL MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FUTURES CONTRACTS (Continued)

Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
1	SGX Nikkei 225 Stock Index Future	03/07/2024	$118,506	$1,132
1	TSE Japanese 10 Year Bond Futures	03/13/2024	1,040,608	(424)
2	WSE WIG20 Index Future	03/15/2024	24,086	95
	TOTAL FUTURES CONTRACTS			$64,504

OPEN FUTURES CONTRACTS

Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
2	CBOT 10 Year US Treasury Note	03/19/2024	$225,781	$47
4	CBOT 2 Year US Treasury Note Future	03/28/2024	823,656	(4,297)
2	CBOT 5 Year US Treasury Note	03/28/2024	217,547	(172)
1	CBOT Corn Future(d)	05/14/2024	24,200	725
1	CBOT Corn Future(d)	12/13/2024	25,175	688
1	CBOT Soybean Future(d)	11/14/2024	62,288	1,663
1	CBOT Soybean Oil Future(d)	12/13/2024	28,698	1,674
2	CBOT US Treasure Bond Futures	03/19/2024	249,875	(13,367)
1	CBOT Wheat Future(d)	12/13/2024	33,450	(1,513)
1	CME E-Mini NASDAQ 100 Index Future	03/15/2024	340,470	1,520
1	CME E-mini Russell 2000 Index Futures	03/15/2024	102,385	1,745
1	CME E-Mini Standard & Poor’s 500 Index Futures	03/15/2024	241,000	650
2	Eurex 10 Year Euro BUND Future	03/07/2024	302,981	2,551
5	Eurex 2 Year Euro SCHATZ Future	03/07/2024	588,127	(2,287)
1	Euronext Milling Wheat Future(d)	05/10/2024	12,586	642
1	HKG Hang Seng China Enterprises Index Future	01/30/2024	37,113	(1,395)
1	HKG Mini Hang Seng China Enterprise Index Future	01/30/2024	7,423	(291)
1	HKG Mini-Hang Seng Index Future	01/30/2024	21,940	(296)
1	ICE Brent Crude Oil Future(d)	03/28/2024	76,790	3,470
1	ICE Brent Crude Oil Future(d)	10/31/2024	75,000	7,360
1	ICE NYSE FANG+ Index Futures	03/15/2024	44,127	413
1	Mini-DAX Futures	03/15/2024	93,359	(49)
3	NYBOT CSC Number 11 World Sugar Future(d)	02/29/2024	69,149	5,063
1	NYBOT CTN Number 2 Cotton Future(d)	03/06/2024	40,500	190
1	NYMEX Henry Hub Natural Gas Futures(d)	01/29/2024	25,140	(230)
1	NYMEX Light Sweet Crude Oil Future(d)	03/20/2024	72,010	(2,420)
1	NYMEX Reformulated Gasoline Blendstock for Oxygen(d)	01/31/2024	88,465	1,260
3	SGX FTSE China A50 Futures Contract	01/30/2024	34,485	(614)
1	SGX INR/USD Future	01/29/2024	24,018	2
1	SGX MSCI Singapore Index Future	01/30/2024	21,801	(742)
1	TCM Crude Oil Future(d)	05/31/2024	23,563	231
7	TEF SET50 Index Future	03/28/2024	35,520	(85)
2	Three-Month SOFR Futures	12/17/2024	479,525	(275)
4	Ultra 10-Year US Treasury Note Futures	03/19/2024	472,063	(735)
1	Ultra U.S. Treasury Bond Futures	03/19/2024	133,594	(125)
	TOTAL FUTURES CONTRACTS			$1,001

See accompanying consolidated notes to financial statements.

ALTEGRIS/CRABEL MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FOREIGN CURRENCY EXCHANGE CONTRACTS

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/(Depreciation)
To Buy:
Australian Dollar	01/02/2024	JPME	100,000	$68,157	$(308)
Mexican Peso	01/02/2024	JPME	1,000,000	58,892	(279)
Norwegian Krone	01/02/2024	JPME	1,013,167	99,725	(359)
Swedish Krona	01/02/2024	JPME	999,490	99,116	(1,526)
Chinese Yuan	01/02/2024	JPME	2,135,682	300,979	66
Mexican Peso	01/03/2024	JPME	500,000	29,446	(32)
Chinese Yuan	01/03/2024	JPME	1,419,644	200,068	68
South Korean Won	01/04/2024	JPME	129,848,359	100,219	219
Indian Rupee	01/08/2024	JPME	33,044,735	396,983	573
Australian Dollar	01/10/2024	JPME	200,000	136,348	173
British Pound	01/10/2024	JPME	125,000	159,358	1,389
Canadian Dollar	01/10/2024	JPME	600,000	452,887	3,017
Euro	01/10/2024	JPME	1,625,000	1,794,541	16,150
Israeli Shekel	01/10/2024	JPME	361,977	100,164	164
Japanese Yen	01/10/2024	JPME	62,500,000	443,815	8,003
Mexican Peso	01/10/2024	JPME	3,000,000	176,453	3,286
New Zealand Dollar	01/10/2024	JPME	500,000	316,025	6,146
Norwegian Krone	01/10/2024	JPME	2,060,353	202,837	2,837
Polish Zloty	01/10/2024	JPME	399,698	101,583	1,583
Singapore Dollar	01/10/2024	JPME	400,931	303,919	3,919
Swedish Krona	01/10/2024	JPME	3,056,543	303,198	3,198
Indian Rupee	01/11/2024	JPME	298,903	3,590	—
South Korean Won	01/11/2024	JPME	131,778,000	101,725	1,725
South Korean Won	01/12/2024	JPME	130,551,478	100,781	781
Indian Rupee	01/19/2024	JPME	13,492,519	162,015	(406)
South Korean Won	01/19/2024	JPME	129,918,281	100,308	308
				$6,313,132	$50,695

To Sell:
Australian Dollar	01/02/2024	JPME	100,000	$68,157	$42
Chinese Yuan	01/02/2024	JPME	2,135,682	300,979	(979)
Mexican Peso	01/02/2024	JPME	1,000,000	58,892	367
Norwegian Krone	01/02/2024	JPME	1,013,167	99,726	274
Swedish Krona	01/02/2024	JPME	999,490	99,116	884
Australian Dollar	01/03/2024	JPME	100,000	68,157	144
New Zealand Dollar	01/04/2024	JPME	100,000	63,203	(137)
South Korean Won	01/04/2024	JPME	131,824,524	101,745	(1,745)
Japanese Yen	01/05/2024	JPME	12,500,000	88,690	(24)

See accompanying consolidated notes to financial statements.

ALTEGRIS/CRABEL MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FOREIGN CURRENCY EXCHANGE CONTRACTS (Continued)

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/(Depreciation)
To Sell: (continued)
Indian Rupee	01/08/2024	JPME	33,044,143	$396,976	$(566)
Australian Dollar	01/10/2024	JPME	400,000	272,695	(5,100)
Canadian Dollar	01/10/2024	JPME	600,000	452,887	(10,961)
Chinese Yuan	01/10/2024	JPME	3,558,916	501,553	(1,553)
Euro	01/10/2024	JPME	1,500,000	1,656,499	(12,927)
Israeli Shekel	01/10/2024	JPME	371,664	102,844	(2,844)
Japanese Yen	01/10/2024	JPME	62,500,000	443,815	(12,506)
Mexican Peso	01/10/2024	JPME	3,000,000	176,452	(670)
New Zealand Dollar	01/10/2024	JPME	500,000	316,026	(7,677)
Norwegian Krone	01/10/2024	JPME	3,165,653	311,652	(11,652)
South African Rand	01/10/2024	JPME	1,885,501	103,016	(3,016)
Swedish Krona	01/10/2024	JPME	1,024,504	101,627	(1,627)
Turkish Lira	01/10/2024	JPME	2,974,389	100,045	(45)
Indian Rupee	01/11/2024	JPME	299,419	3,597	(7)
South Korean Won	01/11/2024	JPME	131,654,235	101,630	(1,630)
South Korean Won	01/12/2024	JPME	129,969,345	100,331	(331)
Indian Rupee	01/19/2024	JPME	13,545,262	162,647	(226)
South Korean Won	01/19/2024	JPME	129,094,260	99,673	327
Indian Rupee	01/22/2024	JPME	21,809,128	261,841	580
Indian Rupee	01/31/2024	JPME	19,521,726	234,285	(296)
Indian Rupee	02/02/2024	JPME	299,147	3,590	—
				$6,852,346	$(73,901)

Total					$(23,206)

See accompanying consolidated notes to financial statements.

ALTEGRIS/CRABEL MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FOREIGN CURRENCY EXCHANGE CONTRACTS (Continued)

Foreign Currency		Settlement Date	Counterparty	Local Currency Amount Purchased	Local Currency Amount Sold	U.S. Dollar Market Value Buy	U.S. Dollar Market Value Sell	Unrealized Appreciation/ (Depreciation)
To Buy:	To Sell:
Australian Dollar	British Pound	1/10/2024	JPME	471,244	250,000	321,264	(318,716)	$2,548
Australian Dollar	Canadian Dollar	1/10/2024	JPME	800,000	720,419	545,388	(543,781)	1,607
Australian Dollar	Euro	1/10/2024	JPME	202,219	125,000	137,860	(138,042)	(182)
Australian Dollar	Japanese Yen	1/10/2024	JPME	400,000	38,528,960	272,694	(273,596)	(902)
British Pound	Australian Dollar	1/10/2024	JPME	375,000	715,214	478,074	(487,587)	(9,513)
British Pound	Euro	1/10/2024	JPME	429,397	500,000	547,422	(552,167)	(4,745)
British Pound	Japanese Yen	1/10/2024	JPME	125,000	22,840,545	159,358	(162,191)	(2,833)
Canadian Dollar	Australian Dollar	1/10/2024	JPME	539,350	600,000	407,108	(409,041)	(1,933)
Canadian Dollar	Japanese Yen	1/10/2024	JPME	400,000	43,013,440	301,926	(305,440)	(3,514)
Euro	Australian Dollar	1/10/2024	JPME	125,000	202,759	138,042	(138,228)	(186)
Euro	British Pound	1/10/2024	JPME	500,000	431,349	552,167	(549,911)	2,256
Euro	Canadian Dollar	1/10/2024	JPME	250,000	367,526	276,083	(277,413)	(1,330)
Euro	Japanese Yen	1/10/2024	JPME	300,000	47,047,801	331,299	(334,088)	(2,789)
Euro	Norwegian Krone	1/10/2024	JPME	125,000	1,469,147	138,042	(144,634)	(6,592)
Euro	Swedish Krona	1/10/2024	JPME	250,000	2,825,712	276,083	(280,301)	(4,218)
Japanese Yen	Australian Dollar	1/10/2024	JPME	57,866,362	600,000	410,911	(409,041)	1,870
Japanese Yen	Canadian Dollar	1/10/2024	JPME	21,154,940	200,000	150,222	(150,963)	(741)
Japanese Yen	Euro	1/10/2024	JPME	30,969,365	200,000	219,914	(220,866)	(952)
Japanese Yen	New Zealand Dollar	1/10/2024	JPME	35,574,640	400,000	252,616	(252,821)	(205)
Japanese Yen	Swiss Franc	1/10/2024	JPME	82,243,800	500,000	584,015	(594,936)	(10,921)
New Zealand Dollar	Australian Dollar	1/10/2024	JPME	428,230	400,000	270,663	(272,694)	(2,031)
New Zealand Dollar	Japanese Yen	1/10/2024	JPME	800,000	71,597,080	505,642	(508,413)	(2,771)
Norwegian Krone	Euro	1/10/2024	JPME	1,436,190	125,000	141,390	(138,042)	3,348
Swedish Krona	Euro	1/10/2024	JPME	1,379,322	125,000	136,824	(138,042)	(1,218)
Swedish Krona	Norwegian Krone	1/10/2024	JPME	1,938,337	2,000,000	192,277	(196,896)	(4,619)
Swiss Franc	Euro	1/10/2024	JPME	236,116	250,000	280,948	(276,083)	4,865
Swiss Franc	Japanese Yen	1/10/2024	JPME	500,000	84,089,950	594,937	(597,124)	(2,187)
				239,819,512	320,124,902	$8,623,169	$8,671,057	$(47,888)

Total								$(47,888)

JPME	- JP Morgan

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the Altegris/Crabel CFC.

See accompanying consolidated notes to financial statements.

Altegris/Crabel Multi-Strategy Fund
Consolidated Statement of Assets and Liabilities
December 31, 2023

ASSETS

Investment in securities, at cost	$2,693,401
Investment in securities, at value	$2,693,625
Cash	339
Deposit with broker for futures	775,926
Unrealized appreciation on forward foreign currency exchange contracts	72,717
Unrealized appreciation on futures	109,145
Due from advisor	29,672
Dividends and interest receivable	1,531
Prepaid expenses and other assets	39,041
TOTAL ASSETS	3,721,996

LIABILITIES

Unrealized depreciation on forward foreign currency exchange contracts	143,811
Unrealized depreciation on futures	43,640
Payable to related parties	661
Accrued expenses and other liabilities	50,474
TOTAL LIABILITIES	238,586
NET ASSETS	$3,483,410

Net Assets Consist Of:
Paid-in capital	$3,567,464
Accumulated Deficit	(84,054)
NET ASSETS	$3,483,410
Class A Shares:
Net Assets	$10
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$9.69	(d)
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$10.28

Class I Shares:
Net Assets	$3,483,400
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	359,520
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.69

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	Shares redeemed within 18 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	NAV doesn’t calculate due to rounding.

See accompanying consolidated notes to financial statements.

Altegris/Crabel Multi-Strategy Fund
Consolidated Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME
Interest	$73,582
TOTAL INVESTMENT INCOME	73,582

EXPENSES
Investment advisory fees	26,774
Legal fees	68,612
Registration fees	51,555
Audit fees	45,508
Transfer agent fees	32,583
Administrative services fees	19,973
Trustees fees and expenses	18,295
Accounting services fees	17,834
Compliance officer fees	11,953
Printing	11,766
Custodian fees	10,007
Insurance expense	1,415
Third party administrative services fees	858
Interest expense	97
Other expenses	3,000
TOTAL EXPENSES	320,230

Less: Fees and expenses waived by the Advisor	(298,259)
NET EXPENSES	21,971

NET INVESTMENT INCOME	51,611

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES, AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Net realized loss from:
Futures	(41,155)
Translations of foreign currency transactions	(8,449)
(49,604)
Net change in unrealized appreciation/(depreciation) from:
Investments	641
Futures	65,505
Forwards	(71,094)
(4,948)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES, AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS	(54,552)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,941)

See accompanying consolidated notes to financial statements.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended
December 31, 2023*
FROM OPERATIONS
Net investment income	$51,611
Net realized loss from investments, futures, and forward foreign currency exchange contracts	(49,604)
Net change in unrealized depreciation on investments, futures, and forward foreign currency exchange contracts	(4,948)
Net decrease in net assets resulting from operations	(2,941)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	— (1)
Class I	(90,855)
Net decrease in net assets from distributions to shareholders	(90,855)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	10
Class I	3,514,200
Net asset value of shares issued in reinvestment of distributions:
Class A	—
Class I	90,855
Payments for shares redeemed:
Class A	—
Class I	(27,859)
Net increase in net assets from capital share transactions	3,577,206

TOTAL INCREASE IN NET ASSETS	3,483,410

NET ASSETS
Beginning of Year	—
End of Year	$3,483,410

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	1
Net increase in shares outstanding	1

Class I
Shares Sold	353,072
Shares Reinvested	9,309
Shares Redeemed	(2,861)
Net increase in shares outstanding	359,520

*	Altgeris/Crabel Multi Strategy Fund Inception date December 30, 2022. Commencement of operations January 2, 2023

(1)	Distribution rounds to less than $1

See accompanying consolidated notes to financial statements.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding For the Year

	Class A	Class I
	Year Ended	Year Ended
	December 31,	December 31,
	2023*	2023*
Net asset value, beginning of year	$10.00	$10.00
Income/(loss) from investment operations:
Net investment income (1)	0.26	0.29
Net realized and unrealized loss on investments	(0.31)	(0.34	) (4)
Total loss from investment operations	(0.05)	(0.05)
Less distributions from:
Net investment income	(0.26)	(0.26)
Total distributions	(0.26)	(0.26)
Net asset value, end of year	$9.69	$9.69
Total return (2)	(0.53)%	(0.53)%
Net assets, at end of year (000s)	$0 (4)	$3,483
Ratios/Supplemental Data:
Ratios to average net assets (including interest expense):
Expenses, before waiver and reimbursement (5)	18.10%	17.85%
Expenses, after waiver and reimbursement (3,5)	0.70%	1.22%
Ratio of net investment income to average net assets	2.60%	2.88%
Portfolio Turnover Rate	0%	0%

*	Altgeris/Crabel Multi Strategy Fund Inception date December 30, 2022. Commencement of operations January 2, 2023

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges assumes reinvestment of all distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Represenst less than $1,000.

(5)	Ratios to average net assets (excluding interest expense):

Expenses, before waiver and reimbursement	18.10%	17.85%
Expenses, after waiver and reimbursement	0.70%	1.22%

See accompanying consolidated notes to financial statements.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1.	ORGANIZATION

Altegris/Crabel Multi-Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 30, 2022 and seeks long term capital appreciation by allocating its assets among multiple investment strategies with a goal of delivering an “all weather” solution that has the potential to provide positive returns in all market environments.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

(iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Altegris/Crabel Multi-Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the level of inputs used as of December 31, 2023, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$296,761	$2,396,864	$—	$2,693,625
Derivatives
Forward Foreign Currency Exchange Contracts	—	72,717	—	72,717
Futures Contract	109,145	—	—	109,145
Total Assets	$405,906	$2,469,581	$—	$2,875,487
Liabilities*
Derivatives
Forward Foreign Currency Exchange Contracts	$—	$143,811	$—	$143,811
Futures Contract	43,640	—	—	43,640
Total Liabilities	$43,640	$143,811	$—	$187,451

*	Refer to the Consolidated Schedule of Investments for classifications.

The Fund did not hold any Level 3 securities as of December 31, 2023.

Consolidation of Subsidiary – The consolidated financial statements include the accounts of ACMS Fund Limited (“ACMS” or “CFC”), a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Funds investment objectives and policies. As of December 31, 2023 the Fund had net assets of $192,081 invested in ACMS representing 5.51% of the net assets of the Fund.

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFC is a controlled foreign corporation which generates no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Fund’s December 31, 2023, year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk - The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments and U.S.

Government securities, for the year ended December 31, 2023 were as follows:

Purchases	Sales
$—	$—

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the consolidated financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Derivatives Risk: Futures, options, options on futures, swaps and structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, the Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with the Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

Futures Contracts – The Fund is subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position) . During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2023:

Location on the Statement of Assets and Liabilities

Derivative Investment Type	Asset Derivatives
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts
Futures Contracts	Unrealized appreciation on futures contracts
Derivative Investment Type	Liability Derivatives
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts
Futures Contracts	Unrealized depreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2023:

Asset Derivatives Investment Value

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$72,717	$—	$72,717
Futures Contracts	76,380	5,662	2	27,101	109,145
	$76,380	$5,662	$72,719	$27,101	$181,862

Liability Derivatives Investment Value

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$143,811	$—	$143,811
Futures Contracts	7,610	26,721	—	9,309	43,640
	$7,610	$26,721	$143,811	$9,309	$187,451

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Forward Foreign Currency Exchange Contracts Futures	Net realized gain/(loss) on Investments, Futures, and Forward Foreign Currency Exchange Contracts

Net change unrealized appreciation/(depreciation) on Investments, Futures, and Forward Foreign Currency Exchange Contracts

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023:

Realized gain (loss) on derivatives recognized in the Statement of Operations

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$(8,449)	$—	$(8,449)
Futures Contracts	35,545	(59,526)	637	(17,811)	(41,155)
	$35,545	$(59,526)	$(7,812)	$(17,811)	$(49,604)

Changes in unrealized appreciation (depriciation) on derivatives recognized in the Statement of Operations

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$(71,094)	$—	$(71,094)
Futures Contracts	68,770	(21,059)	2	17,792	65,505
	$68,770	$(21,059)	$(71,092)	$17,792	$(5,589)

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

The notional value of the derivative instruments outstanding as of December 31, 2023, as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial assets and liabilities derivatives and the effect of the derivative instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2023:

Gross Amounts Not Offset in the
Consolidated Statements of Assets
Assets:				and Liabilities
		Amounts Offset in the	Net Amounts of Assets
		Consolidated	Presented in the
	Gross Amounts of	Staetments of Assets	Consolidated Statements	Financial	Cash Collateral
	Recognized Assets	and Liabilities	of Assets and Liabilities	Instruments	Received (1)	Net Amount
Forward Foreign Currency Exchange Contracts	$72,717	$—	$72,717	$(72,717)	$—	$—
	$72,717	$—	$72,717	$(72,717)	$—	$—

Gross Amounts Not Offset in the
Consolidated Statements of Assets
Liabilities:				and Liabilities
		Amounts Offset in the	Net Amounts of Assets
	Gross Amounts of	Consolidated	Presented in the
	Recognized	Statements of Assets	Consolidated Statements	Financial	Cash Collateral
	Liabilities	and Liabilities	of Assets and Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign Currency Exchange Contracts	$143,811	$—	$143,811	$(72,717)	$(71,094)	$—
	$143,811	$—	$143,811	$(72,717)	$(71,094)	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, LLC, serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by Crabel Capital Management, LLC as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.50%. Pursuant to the investment advisory agreement, the Advisor earned $26,774 for the year ended December 31, 2023.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Fund (the “Expense Limitations”) . Pursuant to the Expense Limitations, the Fund’s Operating Expenses will not exceed 1.99% and 1.74% through August 31, 2024 of the daily average net assets attributable to Class A and Class I shares, respectively. The Advisor has voluntarily waived all fees and expenses from April 10, 2023 to August 7, 2023. For the year ended December 31, 2023, the Advisor waived $298,259 of advisory fees and expenses.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

December 2026	$288,909

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2023, pursuant to the Plan, Class A shares paid the amount of $0.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. During the year ended December 31, 2023, for Class A shares, the Distributor received $0 in underwriting commissions for sales of the Fund, of which $0 was retained by the principal underwriter for the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. UFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$2,613,441	$34,198	$(5,340)	$28,858

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended December 31, 2023 were as follows:

Fiscal Year Ended
December 31, 2023
Ordinary Income	$90,855
Long-Term Capital Gain	—
Return of Capital	—
$90,855

As of December 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$11,344	$—	$(118,573)	$—	$(6,100)	$29,275	$(84,054)

The difference between book basis and tax basis undistributed net investment income, and unrealized appreciation from investments is primarily attributable to the mark-to-market on open Section 1256 and foreign currency contracts and tax adjustments for the Fund’s holding in ACMS Fund Limited.

The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $417.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $ 118,573.

Permanent book and tax differences, primarily attributable to the Fund’s holding in ACMS Fund Limited, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2023, as follows:

Paid In	Accumulated
Capital	Deficit
$(9,742)	$9,742

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Charles Schwab and Co. Inc. was the record owner of 36.13% of the Fund’s outstanding shares. Charles Schwab and Co. Inc. may be the beneficial owner of some or all the shares or may hold the shares for the benefit of others. As a result, Charles Schwab and Co. Inc. may be deemed to control the Fund.

8. RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Altegris/Crabel Multi-Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust and Shareholders of Altegris/Crabel Multi-Strategy Fund

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Altegris/Crabel Multi-Strategy Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust”), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statement of operations for the period from January 2, 2023 (commencement of operations) to December 31, 2023, the consolidated statement of changes in net assets for the period from January 2, 2023 (commencement of operations) to December 31, 2023, the consolidated financial highlights for the period from January 2, 2023 (commencement of operations) to December 31, 2023, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the period from January 2, 2023 (commencement of operations) to December 31, 2023, the changes in its net assets for the period from January 2, 2023 (commencement of operations) to December 31, 2023, and the financial highlights for the period from January 2, 2023 (commencement of operations) to December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 29, 2024

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris/Crabel Multi-Strategy Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2023 and ended December 31, 2023.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Class A	1.99%	$1,000.00	$998.70	$10.03
Class I	1.74%	$1,000.00	$996.70	$8.76

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Class A	1.99%	$1,000.00	$1,015.17	$10.11
Class I	1.74%	$1,000.00	$1,016.43	$8.84

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris/Crabel Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/23 – NLFT_v1

Altegris/Crabel Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019- 2022).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2023, the Trust was comprised of 64 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

12/31/23 – NLFT_v1

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Ultimus Fund Solutions, LLC
1200 Prospect Street, Suite 400	225 Pictoria Dr.
La Jolla, CA 92037	Cincinnati, OH 45246

Altegris/Crabel Multi-Strategy Fund
SUB-ADVISOR
Crabel Capital Management, LLC
1999 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisCrabel-AR23

800.828.5225 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $35,000

(b)	Audit-Related Fees

2023 - None

(c)	Tax Fees

2023 - $5,360

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022

Audit-Related Fees:           100%

Tax Fees:                              100%

All Other Fees:                    100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $5,360

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1904 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/2024

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/6/2024